The Trusted CPaaS Investors Presentation August 2020 Copyright © Kaleyra, Inc. 2020 AMERICAN Exhibit 99.2

LEGAL DISCLAIMER INVESTOR PRESENTATION This communication is for informational purposes only. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modelling or back-testing or any other information contained herein. Any data on past performance, modelling or back-testing contained herein is no indication as to future performance. Kaleyra, Inc. (“Kaleyra” or, the “Company”) assumes no obligation to update the information in this communication. This presentation is not an offer to buy or the solicitation of an offer to sell Kaleyra securities. FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future business plans of Kaleyra’s management team and the Company’s financial results. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might,” "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this presentation are based on certain assumptions of Kaleyra’s management in light of its experience and perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra as well as other factors Kaleyra’s management believes are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of Kaleyra) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Kaleyra undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Certain industry and market data information in this presentation is based on the estimates of Kaleyra’s management. Kaleyra’s management obtained the industry, market and competitive position data used throughout this presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. Kaleyra’s management believes these estimates to be accurate as of the date of this presentation. However, this information may prove to be inaccurate because of the method by which management obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process. NON-GAAP FINANCIAL MEASURE AND RELATED INFORMATION This presentation includes reference to Adjusted EBITDA, a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as of any date of calculation, the consolidated pro forma earnings of Kaleyra and its subsidiaries, before finance income and finance cost (including bank charges), tax, depreciation and amortization calculated from the unaudited consolidated financial statements of such party and its subsidiaries, plus (i) transaction expenses, (ii) without duplication of clause (i), severance or change of control payments, (iii) any expenses related to company restructuring, (iv) the Adjusted EBITDA for pre-acquisition period of subsidiaries, (v) any compensation expenses relating to stock options, restricted stock units, restricted stock or similar equity interests as may be issued by Kaleyra or any of its subsidiaries to its or their employees and (vi) any provision for the write down of assets. The pre-2019 pro forma earnings of Kaleyra, which is an Italian company, and its subsidiaries, which include subsidiaries outside of the U.S., may not be prepared in conformance with Article 11 of Regulation S-X of the U.S. Securities and Exchange Commission (the "SEC"). Kaleyra’s management believes that this non-GAAP measure of Kaleyra’s financial results will provide useful information to investors regarding certain financial and business trends relating to Kaleyra’s anticipated financial condition and results of operations. Investors should not rely on any single financial measure to evaluate Kaleyra’s anticipated business. Certain of the financial metrics in this presentation can be found in Kaleyra’s Form 10-K for the fiscal year ended December 31, 2019, filed with the “SEC” on April 22, 2020, and in Kaleyra's Form 10-Q for the quarter ended June 30, 2020 filed with the SEC on August 10, 2020, and the reconciliation of Adjusted EBITDA can be found on slide 25 of this presentation. TRADEMARKS AND INTELLECTUAL PROPERTY All trademarks, service marks, and trade names of Kaleyra and its subsidiaries or affiliates used herein are trademarks, service marks, or registered trademarks of Kaleyra as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners. Copyright © Kaleyra, Inc. 2020

Kaleyra, Inc. is a trusted global Communications Platform as a Service (CPaaS) offering multi-channel integrated business communication solutions KALEYRA AT A GLANCE Copyright © Kaleyra, Inc. 2020 Customer Highlights for Fiscal Quarter Ended June 30, 2020 73.4% of revenues came from customers which have been on Platform for at least one year 55.2% of revenues is related to the top 10 customers with a churn rate of zero in the last year Revenues by country breakdown: Italy (43.4%), India (19.9%), US (20.4%) and Other European and Asian Countries (16.3%) Over 3,000 customers with only one customer accounting for more than 10% of revenue Global Customers Messages 27B Voice Calls 3B Network Operator Connections 1,600+ Global Offices (APAC - EU - US) 12 Employees Worldwide 260+ 3,000+ 1999 Ubiquity founded 2009 Solutions Infini founded 2016 Ubiquity & Solutions Infini merged 2018 Joint entity rebranded to Kaleyra 2018 Kaleyra acquires US-based Buc Mobile 2019

Long-Lasting Relationships with Blue Chip Customers Customers rely upon Kaleyra’s products to deliver critical functionality, resulting in long-lasting, sticky relationships We are a preferred platform partner for Enterprises and SMBs as trusted and secure communication provider Improving Metrics, Attractive Financial Profile and Valuation Above-market growth and profitability in an emerging market 86% of Kaleyra’s 2019 growth came from its existing customer base, predominantly through increased traffic volume As a newly public company, market valuation remains attractive compared to peers Highly Experienced Management Team CEO Dario Calogero is among the CPaaS industry’s foremost experts and has been leading Kaleyra for 20+ years; he is supported by other industry veterans Experienced Board with understanding of how to effectively manage public companies INVESTMENT HIGHLIGHTS Technology Leadership Across Enterprise Communications Enterprise-grade cloud communication platform delivers secure voice and messaging APIs Flexible, fully redundant and feature-rich products offer industry-leading security and total integration Large Market Opportunity Coupled with Strong Secular Tailwinds CPaaS market is expected to reach $14.3 billion in 2022 from $4.3 billion in 2019 (27% CAGR)(1) The volume of chatbot usage is expected to grow globally by 84% YoY (2018 - 2023)(2) Organic Growth Augmented with Strong M&A Pipeline Management’s strong track record of identifying and integrating accretive assets positions Kaleyra well for future inorganic growth Kaleyra today is an integrated combination of Ubiquity (Europe), Solutions Infini (India) and Buc Mobile (US) Source – 451 Market Monitor (2020) Source – Juniper Research (2020) Copyright © Kaleyra, Inc. 2020

BALANCE SHEET STRENGTHENED $36.2 million net proceeds from Public Offering (June and July 2020) On June 24, 2020, Kaleyra entered into an Underwriting Agreement issued and sold 7.8 million shares of the Company’s common stock at $4.50 per share, or $32.0 million, after deducting underwriting discounts and commissions and offering expenses, which sum up to $36.2 million considering $4.2 million in net proceeds following the over-allotment partial exercise for 0.9 million additional shares of common stock. $15.5 million of loan agreements with Intesa Sanpaolo secured (July 2020) Copyright © Kaleyra, Inc. 2020

CPAAS PLATFORM ADDRESSING MULTIPLE INDUSTRIES Travel (click-to-call) E-commerce (2-way messaging) Kaleyra’s CPaaS Platform provides secure communications solution for multiple industries, and offers the opportunity to more intimately interact with their customers. Financial Services (OTP)

CPAAS PLATFORM ADDRESSING MULTIPLE INDUSTRIES Now testing out WebRTC and Video Auth / Video Verify applications Copyright © Kaleyra, Inc. 2020

TRUSTED CLOUD COMMUNICATIONS PLATFORM AS A SERVICE NETWORK OPERATORS END-USERS BUSINESSES Kaleyra has built connections with 1,600+ network operators, a key barrier to entry in CPaaS driving Network Effects on its Platform Kaleyra is designated as an OLO (Other Licensed Operator); network connections help ensure high quality, unmatched pricing, and delivery efficiency Kaleyra is cloud agnostic; its services can work in public, private and hybrid cloud environments Copyright © Kaleyra, Inc. 2020

UNIQUE CPAAS NICHE AND FOCUS ON QUALITY Enterprise-grade cloud communication Platform delivers secure voice and messaging APIs High Quality / Security / Customer Care have helped Kaleyra build a strong presence in banking and financial institution vertical Banks rely on Kaleyra to deliver secure and compliant anti-fraud or user spam control notification to their credit or debit cardholders Two-factor authentication services seeing strong customer interest, as are credit card and delivery notifications Kaleyra recently completed a trial with a major US-based telecommunication customer designed to reduce call and SMS spam This could become a monopoly SaaS / Database service with extremely high margins and barriers to entry as you need one neutral platform There are large cross-sell / up-sell opportunities; adding new capabilities to clients’ existing offerings (voice services 6% of revenue but growing 100% per year) and other new communication APIs to Kaleyra’s Platform The Platform is adaptive, flexible and develops quickly to match the evolution of the industry; the Platform has been tailored to be able to onboard channels as they become more pervasive (video, data, voice, etc.) Copyright © Kaleyra, Inc. 2020

LARGE, HIGH-GROWTH TOTAL ADDRESSABLE MARKET Source: IDC CPaaS Market Forecast. The forecasts included in this report incorporate the impact of the COVID-19 pandemic. *Other includes security, flow builder and others. Average Expected Compound Annual Growth Rate: 30%+ Forecasts by Channel A2P Messaging(1) The size of the global A2P messaging market will grow from $61B in 2019 to $78B in 2022 Contact Centers(2) The size of the global contact center software market will grow from $3.2B in 2019 to $9.1B in 2025 Chatbots(3) The volume of chatbot usage is expected to grow by 84% globally (2018 – 2023). In the United States, access to chatbots will grow YoY by 160%, in India by 342%, in Western Europe 170% Voice and Data As the market grows, Kaleyra is well position to take advantage of the growth in Voice and data segments (1) Statista estimates, Credence Research (2020) (2) Statista estimates, Grand View Research (2020) (3) Source: Juniper Research (2020) Copyright © Kaleyra, Inc. 2020

KALEYRA’S TECHNOLOGY Cloud And On-premise In line with customers’ needs, Kaleyra continues investing in its data centers while enabling public cloud (99.99% uptime), hybrid cloud, private cloud and on-premise deployments Connectivity Kaleyra is an OLO (Other Licensed Operator). It has over 1,600 direct connections to operators to ensure high quality, unmatched pricing, and delivery efficiency High Deliverability Intelligent high-priority routing assures unparalleled speed, consistency and pricing Scalability With the ability to transmit high volumes of messages and easily handle traffic spikes, Kaleyra answers to the requests of customers for scalability and flexibility Support Kaleyra provides 24/7 global customer service, as well as consulting services and comprehensive documentation to support customers with any technical queries APIs Platform functionality is available through easy-to-use, frequently-updated APIs along with error logs Copyright © Kaleyra, Inc. 2020

PRODUCT OFFERINGS Copyright © Kaleyra, Inc. 2020 Kaleyra is a trusted CPaaS Platform that provides secure and reliable customer communication that every business requires. Our wide range of products can be accessed easily through a user-friendly web portal and via robust APIs too We cater to businesses across many verticals including financial services (44.0%), e-commerce (7.2%), and other enterprise services as travel, retail, education (17.8%) We also provide global connectivity solutions to carriers and ISPs in 190+ countries, driven by strong worldwide demand. Messaging WhatsApp Voice Chatbot Email Flow Builder Push Notification Verify Numbers Contact Center Conversations Look Up Video WebRTC

Highly predictable revenues with 73%+ of KLR’s growth from Existing Customers. Only one 10%+ revenue customer Q2`2020, about 52% of revenues generated in Europe, 20% from India and 20% from the US Goal is to Sell to US Financial Services Seeing Strong Traction GLOBAL & DIVERSIFIED CUSTOMER BASE Enterprise Connectivity Financial Services E-commerce Travel Retail Education Q2 2020 Geographic Mix Enterprise (69%) Connectivity (31%) Q2 2020 Revenue Split Copyright © Kaleyra, Inc. 2020

Dario Calogero Chief Executive Officer Nicola Junior Vitto Chief Product Officer Filippo Monastra Chief of Staff Aniketh Jain Chief Revenue Officer Ashish Agarwal Chief Technology Officer Giacomo Dall’Aglio Chief Financial Officer Soren Schafft General Manager, Connectivity and Industry Solutions THE MANAGEMENT TEAM Copyright © Kaleyra, Inc. 2020

Avi Katz, Ph.D Chairman John Mikulsky Director Emilio Hirsch, Ph.D Director Matteo Lodrini Director Neil Miotto Director THE BOARD OF DIRECTORS Esse Effe, S.p.A. Dario Calogero Director Copyright © Kaleyra, Inc. 2020

Increased Volume of Traffic from Existing Installed Customer Base 86% of Kaleyra’s 2019 YoY growth came from its current customers doing more transactions Global customer base of 3,000+ Cross / Up-Selling Existing Customers Adding new capabilities to clients’ existing offerings – voice on top of messaging Enhance existing product functionality via key Independent Software Vendor (ISV) partnership integrations Geographic Expansion Expand global presence, in particular into the Americas and Asia-Pacific markets Initial engagement with major US-based telecommunications customer Recruit world-class talent Target accretive acquisition to further market penetration. New Customers and Strengthened Product Portfolio Executing sales and marketing efforts to acquire new customers New $15 million fixed purchase order with U.S-headquartered global mega-cap media customer Launch of Kaleyra Cloud in 2020 provides an all-in-one cloud communication software solution New innovation lab k-lab supports product development to enterprise mobile CX Highly predictable revenue evidenced by majority of Kaleyra’s growth coming from its existing customer base Copyright © Kaleyra, Inc. 2020 GROWTH STRATEGY

FINANCIAL OVERVIEW

2020 Q2 FINANCIAL REVIEW

kaleyra

$31.2M
+1.1% period over period

Revenue

- Over 73% of growth from existing customers
- Addition of a large new enterprise customer
- Q2' 20 revenue growth impacted due to COVID-19 pandemic, particularly in India and Italy, with volumes starting to recover in June

14.0%
vs. 19.5% prior period

Gross Margin

- A decrease in voice volumes in the Indian region due to the COVID-19 pandemic (-)
- Increased penetration in the US connectivity growing costs due to new customer startup (-)
- We evaluate to increase the marginality after the end of COVID pandemic (+)

5.3 Billion
-11.7% vs. prior period

Messages

- A decrease mainly related to a drop in volumes in the Indian region due to COVID-19 pandemic (-)
- New services delivered to existing customers (+)
- Volume delivered to a new U.S based customer (+)

0.5 Billion
-28.6% vs prior period

Voice Calls

- Decrease in volumes in the Indian region due to COVID-19 pandemic
- Voice carries higher gross margins than messaging

$(0.3)M
vs. $1.7m prior period

Adj. EBITDA[1]

- Backs out $4.8M of stock-based compensation and $1.8M of transaction and one-off costs
- Includes $1.1M initial public company compliance costs not included in 2019 Q2
- Comparable Adj. EBITDA was $0.8M before public costs

Revenues by Geography

June 30, 2020



Q2 2020
ROW
8.0%
Europe (excl Italy)
8.2%
United States
20.4%
India
19.9%
Italy
43.4%

June 30, 2019



Q2 2019
ROW
6.0%
Europe (excl Italy)
10.6%
United States
7.0%
India
29.6%
Italy
46.7%

[1]See definition on slide 2 and reconciliation of non-GAAP measures on slide 25

Copyright © Kaleyra, Inc. 2020

18

Strong historical top line growth and profitability with a robust pipeline for future growth via new product roadmap, M&A and industry tailwinds Exceptional operating leverage model, generating 2x of Adjusted EBITDA expansion for every 1x of sequential revenue growth YoY Growth % 42% 27% 32% Gross Margin % 18% 19.8% 20.3% STRONG GROWTH AND HIGH OPERATING LEVERAGE Note: Figures derived from US GAAP financials, except as otherwise indicated. PF refers to Pro Forma adjusted for subsidiaries acquired, the consolidated financials of such party and its subsidiaries and related finance and transaction fees. Revenue represented on a pro forma basis to include the impact of organic growth only (excludes the impact of acquisitions). 2016PF revenue is unaudited and under Italian GAAP. Consolidated Revenue | $ in Millions Adjusted EBITDA | $ in Millions 33% CAGR Copyright © Kaleyra, Inc. 2020 YoY Growth % 56% 76% 50% Margin % 5.4% 7.5% 8.6%

OWNERSHIP SUMMARY Q2 2020 Ownership Summary June 30, 2020* Copyright © Kaleyra, Inc. 2020 Ownership Shares Percent Management and Affiliates 12,450,739 44.5% Gig Capital Sponsors and Affiliates 4,136,832 14.8% Investors Associated with DeSPAC process 2,206,478 7.9% Implied Retail Float 9,205,664 32.9% Shares Outstanding 27,999,713 100.0% * Includes the public offering of 7.8 million common shares closed in June 2020 and excludes the overallotment of 984,916 shares closed in July 2020

Copyright © Kaleyra, Inc. 2020 COVID-19 SITUATION OVERVIEW Financial Implications Q2’ 20 revenues in Italy and India slow down the growth during the period due to pandemic, but are projected to recover the growth post-COVID Based on current expectations of a recovery in the economies of Italy and India, revenues in the third quarter should be at least $36 million, representing a 15% increase over the second quarter 2020 and a slight increase over the third quarter 2019. For fiscal year 2020, revenue should exceed $142 million, which assumes a double digit sequential increase in the fourth quarter of 2020 Adjusted EBITDA in the second half of 2020 is expected to see a significant increase from first half levels. In 2019, the vast majority of adjusted EBITDA was generated in Q3 and Q4. Long-Term Growth Trajectory of Industry and Kaleyra Not Significantly Affected(1) Despite an expected small decline in rate of growth due to COVID-19 pandemic, CPaaS market is expected to continue to grow at a strong pace With businesses internationally adjusting to working from home, there will be a need for secure and reliable communications platforms for remote workers Digital nature of CPaaS mitigates risks associated with brick-and-mortar business models; it will benefit from resumption of economic activity and spending Kaleyra Has Maintained Its Strong Operational and Financial Position During COVID-19 Pandemic and Opportunity in Market is High (1) IDC CPaaS Market Forecast

ANNUAL AND QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS The following table shows the audited financial year consolidated statements of operations prepared in accordance with US GAAP. Copyright © Kaleyra, Inc. 2020

BALANCE SHEET Note: Figures derived from US GAAP financials, except as otherwise indicated. Copyright © Kaleyra, Inc. 2020

APPENDIX

ANNUAL AND QUARTERLY ADJUSTED EBITDA RECONCILIATION The following table shows the reconciliation of the unaudited Non-GAAP Adjusted EBITDA as reported in the investors presentation. The unaudited figures have been derived from financials prepared in accordance with US GAAP. Note: Management uses non-GAAP financial measures such as Adjusted EBITDA to evaluate period-to-period comparisons. Management believes these measures provide useful information about the Company’s operating results and financial performance. These non-GAAP financial measures are not measures prepared in accordance with GAAP and might not be consistent with similar measures used by other companies. These non-GAAP financial measures shall not considered as an alternative to any other measures of performance prepared under generally accepted accounting principles. Copyright © Kaleyra, Inc. 2020 (1) These costs represent public company costs that were not incurred in 2019. Most of these costs are expected to occur going forward.